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                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of March 14th, 2000 between SERANOVA, INC., a New Jersey corporation (the "Company") and Evansville, Ltd. (the "Initial Investor" and together with any additional permitted investors who become signatories hereof under the terms of
Section 12 hereto and their respective permitted transferees under Section 11 hereto, if any, being herein collectively referred to as the "Investors" ).

         WHEREAS, the Initial Investor is a party to a Stock Purchase Agreement, dated as of the date hereof, between the Company and such Initial Investor (the "Purchase Agreement"), and the Company and the Initial Investor have agreed to enter into this Agreement in connection therewith;


         NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1. Certain Definitions. For purposes of this Agreement:

         (a) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

         (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (c) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act.

         (d) "Person" means any individual, partnership, corporation, unincorporated organization or association, limited liability company, trust or other firm or entity.

         (e) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

         (f) "Registrable Securities" means any shares of Common Stock sold to an Investor pursuant to the Purchase Agreement or the terms of Section 12 hereof or transferred by the Initial Investor (or any additional permitted investors under Section 12 hereto) to permitted transferees pursuant to Section 11 hereto; provided, however, that any Registrable Securities sold by the Investors in a transaction in which such Investors' rights under this Agreement are not assigned pursuant to Section 12 below shall cease to be Registrable Securities from and after the time of such sale. Notwithstanding the foregoing, securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

         (g) "SEC" means the Securities and Exchange Commission.

         (h) "Securities Act" means the Securities Act of 1933, as amended.



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         (i) "Violation" means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement under this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

         2. Request for Registration.

         (a) If the Company shall receive, at any time after the earlier of (i) five years after the date hereof or (ii) four (4) months after the closing of the Spin-Off (as defined in the Purchase Agreement), from one or more Investors cumulatively holding at least 30% of the Registrable Securities not previously registered (the "Initiating Investors") a written request that the Company file a registration statement under the Securities Act covering the registration of at least 25% of the Registrable Securities not previously registered (or any lesser number of shares if the anticipated aggregate offering price, without regard to underwriting discounts and commissions, is reasonably expected to exceed $5,000,000) (a "Qualifying Request"), then the Company shall, subject to
Section 2(b) below:

                  (i) Promptly give written notice of the proposed registration to all other Investors (if any); and

                 (ii) As soon as practicable, use its reasonable diligent efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities
Act) as would permit or facilitate the sale and distribution of the portion of the Registrable Securities as are specified in the Qualifying Request, together with the portion of the Registrable Securities of any Investor joining in such Qualifying Request as are specified in a written request made by such Investor(s) and received by the Company within 20 days after the written notice from the Company described in clause (i) above is received by such Investor(s).

         (b) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2: (i) after the Company has initiated one such registration pursuant to this Section 2 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold), (ii) during any period starting 60 days prior to the proposed filing date of a registration statement of the Company and ending 180 days after the effective date of such registration statement or (iii) if the Registrable Securities requested to be included in a registration pursuant to this Section 2 may be registered on Form S-3 pursuant to Section 4 hereof.

         (c) Subject to Section 2(b) above, the Company shall file a registration statement covering the Registrable Securities requested to be registered pursuant to Section 2(a) as soon as practicable after receipt of the Qualifying Request; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company such registration would not be in the best interests of the Company at such time, and (ii) the Company shall furnish to the Initiating Investors a certificate signed by an authorized officer of the Company to such effect, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the Qualifying Request; and, further provided, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

         (d) The registration statement required to be filed pursuant to a Qualifying Request may, subject to the provisions of Section 2(e) hereof, include other securities of the Company with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.


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         (e) If the Initiating Investors intend to distribute the Registrable
Securities covered by their Qualifying Request by means of an underwriting, they shall so advise the Company as part of their Qualifying Request made pursuant to
Section 2(a), and the Company shall include such information in its written notice referred to in Section 2(a)(i). In such event, the right of any Investor to registration pursuant to this Section 2 shall be conditioned upon such Investor's participation in such underwriting and the inclusion of such Investor's Registrable Securities in the underwriting to the extent provided herein. If the Company requests inclusion in any registration pursuant to this
Section 2 of securities being sold for its own account, or if other Persons shall request inclusion in any registration pursuant to this Section 2, the Initiating Investors shall, on behalf of all Investors, offer to include such securities in the underwriting and may condition such offer on the Company's and such Persons' acceptance of the applicable provisions of this Agreement. The Company shall (together with all Investors and other Persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Registrable Securities held by the Initiating Investors, which underwriters must be reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Initiating Investors and the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then the number of shares sought to be included by the Company and any Persons other than the Investors requesting inclusion in such registration shall be reduced to the extent required by the representative of the underwriters and the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all such other securities are first entirely excluded; thereafter, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 8 hereof. If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company, and the securities so excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2(e), then the Company shall offer to all Investors who have retained rights to include Registrable Securities in the registration the right to include additional Registrable Securities (that were initially requested to be included in such registration) in such registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Investors in accordance with Section 8.

         3. Company Registration.

         (a) Subject to Section 3(e) below, if at any time or times after the date hereof the Company determines to register any of its equity securities either for its own account or the account of a security holder or holders exercising its or their demand registration rights, the Company will:

                  (i) Promptly give to each Investor written notice thereof; and

                 (ii) Use its reasonable diligent efforts to include in such registration (and any related qualifications under applicable blue sky or other state securities laws and other compliance with the Securities Act), except as set forth in Section 3(c) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request made by any Investor and received by the Company within 20 days after the written notice from the Company described in clause (i) above is received by such Investor. Such written request may specify all or a part of an Investor's Registrable Securities.

         (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to Section 3(a)(i) above. In such event, the right of any Investor to registration

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pursuant to this Section 3 shall be conditioned upon such Investor's participation in such underwriting and the inclusion of such Investor's Registrable Securities in the underwriting to the extent provided herein. All Investors proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company that have exercised their registration rights to participate therein and are distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

         (c) Notwithstanding any other provision of this Section 3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all Investors holding Registrable Securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated (i) first to the Company for securities being sold for its own account and to security holders that have exercised their demand registration rights with respect to such registration, (ii) then to all other holders of equity securities of the Company included in such registration, including any Investors, on a pro rata basis. If any Person does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company, and the securities so excluded shall also be withdrawn from such registration.

         (d) If shares are so withdrawn from the registration and if the number of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to any Investors who have retained the right to include Registrable Securities in the registration the right to include additional Registrable Securities (that were initially requested to be included in such registration) in such registration, provided that the number of shares of Registrable Securities, and the other securities entitled to be included in such registration in respect of such withdrawn shares, shall be allocated in accordance with the first sentence of
Section 3(c).

         (e) This Section 3 shall not apply to a registration on any registration form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities or to registrations relating solely to (i) any Company employee benefit plan or (ii) transactions pursuant to Rule 145 or any other similar rule promulgated under the Securities Act.

         4. Registration on Form S-3.

         (a) After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, the Investors holding at least 10% of the Registrable Securities not previously registered shall have the right to request a registration on Form S-3 (such requests shall be in writing and shall state the number of Registrable Securities to be sold by such Investors and the intended method of disposition). As soon as practicable after receiving such request, the Company shall effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of the Registrable Securities requested to be included in such registration; provided, however, that the Company shall not be obligated to effect, or take any action to effect, any such registration if (i) Form S-3 is not then available for use in such offering;
(ii) the anticipated aggregate offering price, without regard to underwriting discounts and commissions, is not reasonably expected to exceed $3,000,000;
(iii) the Company shall furnish to the requesting Investors the certification described in Section 2(c) (but subject to the limitations set forth therein);
(iv) the Company shall have already completed two registrations on Form S-3 during the prior 12 months (counting for this purpose only registrations which have been declared or ordered effective); (v) the sale of Registrable Securities in such offering would occur in any

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jurisdiction in which the Company would be required to qualify to do business
(and in which it would not otherwise be required to qualify but for the sale of such Registrable Securities) or to file a general consent to service of process; or (vi) the sale of Registrable Securities in such offering would occur during any period starting on the effective date of any registration statement of the Company (other than such Form S-3) and ending 180 days after the effective date of such registration statement.

         (b) Regardless of whether any Investor has completed the sale of its Registrable Securities covered by a Form S-3, if, at any time after the effective date of such Form S-3, the Company notifies such Investor that such Form S-3 includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, then the Company may require such Investor to cease such Investor's sales of Registrable Securities covered by such Form S-3 until such time as the Company files an amendment to such Form S-3 correcting such untrue statement or including such material fact, which amendment shall be filed by the Company no later than 90 days after the date of the Company's notice given to such Investor under this
Section 4(b).

         5. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as soon as practicable:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and, upon the request of any of the Investors holding Registrable Securities being registered thereunder, keep such registration statement effective for up to 90 days or until the Investors have completed the distribution referred to in such registration statement, whichever occurs first; provided, however, that before filing such registration statement or any amendment thereto, the Company will furnish to the Investors holding Registrable Securities covered by such registration statement copies of all such documents proposed to be filed.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement.

         (c) Furnish to the Investors holding Registrable Securities covered by such registration statement such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as the Investors holding Registrable Securities covered by such registration statement may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the representative of the underwriters of such offering.

         (e) Notify each Investor holding Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact

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required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (f) Notify each Investor holding Registrable Securities covered by such registration statement: (i) when the registration statement has become effective; (ii) when any post-effective amendment to the registration statement becomes effective; and (iii) of any request by the SEC for any amendment or supplement to the registration statement or prospectus or for additional information.

         (g) Notify each Investor holding Registrable Securities covered by such registration statement if at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of such registration statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use its reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as reasonably possible. The Company will advise each Investor holding Registrable Securities covered by such registration statement promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction.

         (h) As soon as practicable after the effective date of such registration statement, and in any event within 16 months thereafter, have "made generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the effective date of such registration statement and otherwise complying with Section 11(a) of the Securities Act.

         6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of such Investor's Registrable Securities.

         7. Expenses of Demand Registration. All expenses, other than underwriting discounts and commissions relating to Registrable Securities, incurred in connection with registrations pursuant to this Agreement (for this purpose only registrations which have been declared or ordered effective), including, without limitation, all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto, the fees and disbursements of one counsel for the security holders of the Company participating in such registration up to a maximum amount of $15,000 and the fees and disbursements of counsel to the Company shall be borne by the Company.

         8. Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities requested to be included in a registration on behalf of the Investors cannot be so included as a result of limitations imposed by any underwriter or underwriters of the aggregate number of Registrable Securities that may be so included, the number of Registrable Securities that may be so included shall be allocated among the Investors requesting inclusion pro rata on the basis of the number of Registrable Securities that would be held by such Investors; provided, however, that if any Investor does not request inclusion of the minimum number of shares of Registrable Securities allocated to such Investor pursuant to the above-described procedure, the remaining portion of such Investor's allocation shall be reallocated among those requesting Investors whose allocations did not satisfy their requests, pro rata on the basis of the number of Registrable Securities that would be held by such Investors, and this procedure shall be repeated until all of the Registrable Securities which may be included in the registration on behalf of the requesting Investors have been so allocated.


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         9. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

         (a) The Company will indemnify and hold harmless each Investor and each Investor's officers and directors, any underwriter (as defined in the Securities
Act) for such Investor and each Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) such Investor or underwriter against any losses, claims, damages or liabilities, whether or not involving a third party, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation by the Company (provided, however, that the Company will not be required to indemnify any of the foregoing Persons on account of any losses, claims, damages or liabilities arising out of or based upon a Violation by the Company if and to the extent that such Violation was made in a preliminary prospectus and was corrected in a subsequent prospectus that was required by law to be delivered to the Person making the claim with respect to which indemnification is sought hereunder (and such subsequent prospectus was made available by the Company to permit delivery of such prospectus in a timely manner) and such subsequent prospectus was not so delivered to such Person); and the Company will pay to each indemnified party under this Section 9(a), as incurred, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation by the Company which occurs in reliance upon and in conformity with written information furnished by or on behalf of such indemnified party expressly for use in connection with any registration.

         (b) Each selling Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) the Company, any underwriter (as defined in the Securities Act), any other Investor or other Person selling securities covered by such registration statement and each Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) such underwriter or other Investor or Person, against any losses, claims, damages or liabilities, whether or not involving a third party, to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon a Violation by the selling Investor, in each case to the extent that such Violation by the selling Investor occurs in reliance upon and in conformity with written information furnished by or on behalf of the indemnifying Investor expressly for use in connection with any registration; and each indemnifying Investor will pay to each indemnified party under this Section 9(b), as incurred, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnifying Investor (which consent shall not be unreasonably withheld); and further provided, that in no event shall the liability of any Investor under this
Section 9(b) exceed the net proceeds from the offering received by such Investor.

         (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement of such action, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any

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other indemnifying party similarly noticed, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 9 except if, and only to the extent that, the indemnifying party is actually prejudiced thereby; and such failure to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

         (d) The obligations of the Company to any particular Investor and of such Investor to the Company shall survive for a period of two (2) years from the completion of any offering of Registrable Securities of such Investor pursuant to the last registration statement under this Agreement in which such Investor's Registrable Securities were included.

         (e) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of fraudulent misrepresentation. Notwithstanding anything to the contrary in this Section 9, no Investor shall be required, pursuant to this Section 9, to contribute any amount in excess of the net proceeds received by such Investor from the sale of Registrable Securities in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

         10. Termination. The rights of any Investor to request registration or inclusion in any registration pursuant to this Agreement shall terminate upon the earlier of: (i) three (3) years after the closing of the Spin-Off and (ii) such time when Rule 144(k) or another similar exception under the Securities Act is available for the sale of all of the Registrable Securities of the Investors during any three-month period without registration; provided, however, that the obligations of the parties contained in Section 9 hereof shall survive as contemplated by Section 9(d).

         11. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned in whole or in part only by an Investor to one or more transferees or assignees permitted under the Stockholders' Agreement dated as of the date hereof by and among the Company, the Initial Investor and Intelligroup, Inc. (the "Stockholders' Agreement"); provided that, in each case, as a condition to such transfer or assignment, the transferring Investor shall give prior written notice to the Company of such transfer or assignment (which notice shall set forth the identity of the transferee or assignee) and such transferee or assignee shall deliver to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed on the transferring Investor under this Agreement, to the same extent as if such transferee or assignee was a party hereto.

         12. Additional Investors. The Initial Investor acknowledges and agrees that: (i) following the date of this Agreement, the Company may sell additional Common Stock (as defined in the Purchase Agreement) to other parties (the "Additional Purchasers") on the same terms and conditions as are contained in the Purchase Agreement, the Stockholders' Agreement and this Agreement, including but not limited to under the terms of the Option Letter (as defined in the Purchase Agreement), (ii) promptly

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following such sale, this Agreement may be amended to add such Additional
Purchasers of Common Stock as parties hereto or such Additional Purchasers may enter into Registration Rights Agreements with the Company with terms and conditions which are the same as the terms and conditions of this Agreement, and
(iii) following such actions, such Additional Purchasers of Common Stock, shall be deemed "Investors" with the same registration and other rights hereunder as the Initial Investor and their securities shall be deemed "Registrable Securities" hereunder.

         13. Changes in Registrable Securities. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement as a condition to any such merger or consolidation.

         14. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement.

         15. Amendment; Waiver. Any term, covenant, agreement or condition of this Agreement may be amended, and compliance therewith may be waived (either generally or in a particular circumstance and either retroactively or prospectively), (i) as to the Company, by a written instrument signed by the Company, and (ii) as to the Investors, by one or more written instruments signed by all the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Investors and the Company.

         16. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or (i) forty-eight (48) hours after being deposited in the U.S. mail in the case of mail sent within the United States and (ii) five (5) days after being deposited in the mail in the case of mail sent to or from a location outside the United States, as certified or registered mail, with postage prepaid, as follows:



                  If to the Company to:

                  499 Thornall Street
                  Edison, New Jersey  08837
                  Attention:  President

                  with a copy to:

                  Carter, Ledyard & Milburn
                  Two Wall Street
                  New York, New York  10005
                  Attention:  James E. Abbott, Esq.

                  If to an Investor:

                           At the address set forth on the signature page hereof



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or at such other address or facsimile number as shall be designated by such party in a notice to the other party provided in accordance with this Section
16.

         17. Severability. In the event one or more of the provisions of this Agreement should for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         18. Counterparts. This Agreement may be executed in any number of counterparts, and by facsimile, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

         19. Entire Agreement. This Agreement, the Stockholders' Agreement and the Purchase Agreement constitute the entire agreement among the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement, the Stockholders' Agreement and the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed and delivered as of the date first written above.


                                      SERANOVA, INC.




                                      By: /s/ Ravi Singh
                                         _______________________________
                                      Name:
                                      Title:




                                      INVESTOR
                                      Evansville Limited





                                      By: /s/ Alan G. Quasha
                                         _______________________________
                                      Name: Alan G. Quasha
                                      Title:
                                      Address: PO Box 438
                                               Roadtown, Tortola
                                               British Virgin Islands




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